                                                                      EXHIBIT 21

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

TENNECO AUTOMOTIVE INC. (DELAWARE)
   Tenneco Automotive Inc. (Nevada).........................................................................       100%
   Tenneco Automotive Operating Company Inc.................................................................       100%
      Beijing Monroe Automobile Shock Absorber Company Ltd. (Peoples Republic of China).....................        51
         (Tenneco Automotive Operating Company Inc. owns 51% and Beijing
         Automotive Industry Corporation, an unaffiliated company, owns 49%)
      Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic of China).....................................        55
         (Tenneco Automotive Operating Company Inc. owns 55% and non-affiliates own 45%)
      McPherson Strut Company Inc. (Delaware)...............................................................       100
      Precision Modular Assembly Corp. (Delaware)...........................................................       100
      Shanghai Walker Exhaust Company, Ltd. (Peoples Republic of China).....................................        55
         (Tenneco Automotive Operating Company Inc. owns 55% and Shanghai
         Tractor and Internal Combustion Engine Company, Ltd., an
         unaffiliated company, owns 45%)
      Tenneco Asheville Inc. (Delaware).....................................................................       100
      Tenneco Asia Inc. (Delaware)..........................................................................       100
      Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)........................................       100
      Tenneco Automotive Japan Ltd. (Japan).................................................................       100
      Tenneco Automotive Nederlands B.V. (Netherlands)......................................................       100
      Tenneco Automotive RSA Company (Delaware).............................................................       100
      Tenneco Automotive Trading Company (Delaware).........................................................       100
      Tenneco Automotive (Thailand) Co. Ltd. (Thailand).....................................................       100
         Walker Exhaust (Thailand) Co. Ltd. (Thailand) .....................................................       100
      Tenneco Brake, Inc. (Delaware)........................................................................       100
      Tenneco Europe Limited (Delaware).....................................................................       100
         Wimetal S. A. (France).............................................................................less than 1
           (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share;
           Walker France S.A. owns 99% and 7 affiliated persons own 1 share each)
      Tenneco International Finance Limited (United Kingdom)................................................       100
      Tenneco International Holding Corp. (Delaware)........................................................       100
         Monroe Australia Pty. Limited (Australia)..........................................................       100
            Monroe Springs (Australia) Pty. Ltd. (Australia)................................................       100
            Monroe Superannuation Pty. Ltd. (Australia).....................................................       100
            Walker Australia Pty. Limited (Australia).......................................................       100
         Tenneco Automotive Europe N.V. (Belgium)...........................................................       100
            Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey)................................................        99.85
               (Tenneco Automotive Europe N.V. owns 99.85% and various
               unaffiliated individual stockholders own 0.15%)
            Monroe Packaging N.V. (Belgium).................................................................        99.9
               (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
               Automotive France S.A. owns 0.1%)
            Tenneco Automotive Europe Coordination Center B.V.B.A. (Belgium)................................        99.9
               (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
               Automotive France S.A. owns 0.1%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
         Tenneco Automotive Italia S.r.l. (Italy)...........................................................        85%
            (Tenneco International Holding Corp. owns 85% and Tenneco
            Automotive France, S.A. owns 15%)
         Tenneco Automotive Polska Sp. z.O.O. (Poland)......................................................         1
            (Tenneco International Holding Corp. owns 1% and Tenneco Global Holdings
            Inc. owns 99%)
         Tenneco Romania Srl (Romania)......................................................................         0.14
            (Tenneco International Holding Corp. owns 0.14% and Tenneco Global
            Holdings Inc. owns 99.86%)
         Tenneco Automotive Services SAS (France)...........................................................       100
         Tenneco Automotive Sverige A.B. (Sweden)...........................................................       100
         Tenneco Canada Inc. (Ontario)......................................................................       100
         Tenneco Global Holdings Inc. (Delaware)............................................................       100
            Fric-Rot S.A.I.C. (Argentina)...................................................................        55
               (Tenneco Global Holdings Inc. owns 55%; Maco Inversiones S.A.
               owns 44.85% and unaffiliated parties own .15%)
            Maco Inversiones S.A. (Argentina)...............................................................       100
               Fric-Rot S.A.I.C. (Argentina)................................................................        44.85
                 (Maco Inversiones S.A. owns 44.85%; Tenneco Global Holdings
                 Inc. owns 55% and unaffiliated parties own .15%)
            Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)............................................       100
            Monroe Czechia s.r.o. (Czech Republic)..........................................................       100
            Tenneco Automotive Iberica, S.A. (Spain)........................................................       100
            Tenneco Automotive Polska Sp. z.O.O. (Poland)...................................................        99
               (Tenneco Global Holdings Inc. owns 99% and Tenneco International
               Holding Corp. owns 1%)
            Tenneco Romania Srl (Romania)...................................................................        99.86
               (Tenneco Global Holdings Inc. owns 99.86% and Tenneco International
               Holding Corp. owns 0.14%)
            Tenneco Mauritius Limited (Mauritius)...........................................................       100
            Hydraulics Limited (India)......................................................................        51
               (Tenneco Mauritius Limited owns 51% and Bangalore Union Services
               Limited, an unaffiliated company, owns 49%)
               Renowned Automotive Products Manufacturers Ltd. (India)......................................        99
               (Hydraulics Limited owns 99+% and non-affiliates own less than 1%)
            Tenneco Mauritius Holdings Limited..............................................................       100%
            Tenneco Automotive India Private Limited (India)................................................       100
               Walker Exhaust India Private Limited (India).................................................        90
                 (Tenneco Automotive India Private Limited owns more than
                 90% and an unaffiliated party owns less than 10%)
            Tenneco Holdings Danmark A/S (Denmark)..........................................................       100
               Gillet Exhaust Technologie (Proprietary) Limited (South Africa)..............................       100
               Gillet Lazne Belohrad, s.r.o. (Czech Republic)...............................................       100

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
         SUBSIDIARIES OF TENNECO HOLDINGS DANMARK A/S (DENMARK)
            Kinetic Pty. Ltd. (Australia)...................................................................       100%
            Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa)...............................        74.9
               (Tenneco Holdings Danmark A/S owns 74.9% and Metair Investments Ltd., an unaffiliated entity, owns 25.1%)
               Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa).................................       100
               Armstrong Properties (Pty.) Ltd. (South Africa)..............................................       100
               Monroe Manufacturing (Pty.) Ltd. (South Africa)..............................................       100
               Smiths Industrial (SWA) (Pty.) Ltd. (South Africa)...........................................       100
            Tenneco Automotive Port Elizabeth (Proprietary) Limited
               (South Africa)...............................................................................       100
            Tenneco Automotive Portugal - Componentes para Automovel, S.A.
               (Portugal)...................................................................................       100
            Walker Danmark A/S (Denmark)....................................................................       100
            Tenneco Automotive Eastern Europe S.p. z.O.O. (Poland)..........................................       100
         Tenneco Automotive France S.A. (France)............................................................       100
            (Tenneco International Holding Corp. owns 470,371 shares; Walker
            Europe, Inc owns 1 share and 8 affiliated persons own an aggregate of 28 shares)
            Gillet Tubes Technologies G.T.T. (France).......................................................       100
            Monroe Packaging N.V. (Belgium).................................................................         0.1
               (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
               Automotive France S.A. owns 0.1%)
            Tenneco Automotive Europe Coordination Center B.V.B.A. (Belgium)................................         0.1
               (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
               Automotive France S.A. owns 0.1%)
            Tenneco Automotive Italia S.r.l. (Italy)........................................................        15
               (Tenneco International Holding Corp. owns 85%; and Tenneco
               Automotive France S.A. owns 15%)
            Walker France Constructeurs S.A.R.L. (France)...................................................       100
            Wimetal S.A. (France)...........................................................................        99
               (Tenneco Automotive France S.A. owns 99%; Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share and 6 affiliated persons own 1 share each)
         The Pullman Company (Delaware).....................................................................       100
            Autopartes Walker S.A. de C.V. (Mexico).........................................................       100
               Consorcio Terranova S.A. de C.V. (Mexico)....................................................        99.99
                 (Autopartes Walker S.A. de C.V. owns 99.99%; and Josan
                 Latinamericana S.A. de C.V., an unaffiliated company, owns 0.01%)


                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF THE PULLMAN COMPANY (DELAWARE)
         SUBSIDIARIES OF AUTOPARTES WALKER S.A. DE C.V. (MEXICO)
            Monroe-Mexico S.A. de C.V. (Mexico).............................................................       100%
               Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)................................         0.01
                 (Monroe-Mexico, S.A. de C.V. owns 1 share and Proveedora
                 Walker S. de R.L. de C.V. owns 49,999 shares)
            Proveedora Walker S. de R.L. de C.V. (Mexico)...................................................        99.99
               (Autopartes Walker S.A. de C.V. owns 99.99% and Pullmex S. de
               R.L. de C.V. owns .01%)
               Pullmex S. de R.L. de C.V. (Mexico)..........................................................         0.01
                 (Proveedora Walker S. de R.L. de C.V. owns 0.01% and
                 Autopartes Walker S.A. de C.V. owns 99.99%)
               Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)................................        99.99
                 (Proveedora Walker S. de R.L. de C.V. owns 49,999 shares and
                 Monroe-Mexico, S.A. de C.V. owns 1 share)
            Pullmex S. de R.L. de C.V. (Mexico).............................................................        99.99
               (Autopartes Walker S.A. de C.V. owns 99.9% and Proveedora
               Walker S. de R.L. de C.V. owns 0.1%)
               Proveedora Walker S. de R.L. de C.V. (Mexico)................................................         0.01
                 (Pullmex S. de R.L. de C.V. owns 0.01% and Autopartes
                 Walker S.A. de C.V. owns 99.99%)
         Clevite Industries Inc. (Delaware).................................................................       100
         Peabody International Corporation (Delaware).......................................................       100
            Barasset Corporation (Ohio).....................................................................       100
            Peabody Galion Corporation (Delaware)...........................................................       100
            Peabody Gordon-Piatt, Inc. (Delaware)...........................................................       100
            Peabody N.E., Inc. (Delaware)...................................................................       100
            Tenneco Automotive China Inc. (Delaware)........................................................       100
            Peabody-Myers Corporation (Illinois)............................................................       100
            Pullman Canada Ltd. (Canada)....................................................................        61
               (Peabody International Corporation owns 61% and The Pullman
               Company owns 39%)
         Pullman Canada Ltd. (Canada).......................................................................        39
            (The Pullman Company owns 39% and Peabody International
            Corporation owns 61%)
         Pullman Standard Inc. (Delaware)...................................................................       100
         Tenneco Brazil Ltda. (Brazil)......................................................................       100
            Tenneco Automotive Brasil Ltda. (Brazil)........................................................       100
         Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom)...................................       100
         Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom)...................................       100
         TMC Texas Inc. (Delaware)..........................................................................       100
         Walker Electronic Silencing Inc. (Delaware)........................................................       100
         Walker Europe, Inc. (Delaware).....................................................................       100

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF WALKER EUROPE, INC. (DELAWARE)
         Tenneco Automotive France S.A. (France)............................................................less than 1%
            (Tenneco International Holding Corp. owns 470,371 shares and 7 affiliated persons own an aggregate of 28 shares)
      Walker Limited (United Kingdom).......................................................................       100
         Gillet Torsmaskiner UK Limited (United Kingdom)....................................................        50
         (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and
         AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary
         Shares, 50% of total equity)
         Exhaust Systems Technology Limited (United Kingdom)................................................        99.99
            (Gillet Torsmaskiner UK Limited owns 99.99% and Heinrich
            Gillet GmbH & Co. owns .01%)
         Tenneco Automotive UK Limited (United Kingdom).....................................................       100
            Gillet Exhaust Manufacturing Limited (United Kingdom)...........................................       100
            Gillet Pressings Cardiff Limited (United Kingdom)...............................................       100
            Walker (UK) Limited (United Kingdom)............................................................       100
               J.W. Hartley (Motor Trade) Limited (United Kingdom)..........................................       100
               Tenneco - Walker (U.K.) Ltd. (United Kingdom)................................................       100
         Tenneco Management (Europe) Limited (United Kingdom)...............................................       100
         Wimetal S. A. (France)less than 1%
            (Walker Limited owns 1 share; Tenneco Europe Limited owns 1 share;
            Tenneco Automotive France S.A. owns 99% and 6 affiliated persons own 1 share each)
      Walker Manufacturing Company (Delaware)...............................................................       100
         Ced's Inc. (Illinois)..............................................................................       100
      Walker Norge A/S (Norway).............................................................................       100
   Tenneco Deutschland Holdinggesellschaft mbH (Germany)....................................................        99.97
      (Tenneco Automotive Inc. owns 99.97% and Atlas Vermoegensverwaltung, an unaffiliated company, owns 0.03%)
      GILLET Unternehmesverwaltungs GmbH (Germany)..........................................................       100
         Heinrich Gillet GmbH & Co. KG (Germany)............................................................         0.1
            (GILLET Unternehmesverwaltungs GmbH owns 0.1% and Tenneco
            Deutschland Holdinggesellschaft mbH owns 99.9%. The subsidiaries of
            Heinrich Gillet GmbH & Co. KG are listed below.)
      Heinrich Gillet GmbH & Co. KG (Germany)...............................................................        99.9
         (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9% and
         GILLET Unternehmesverwaltungs GmbH owns 0.1%)
         ELGIRA Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany)......................................        50
            (Heinrich Gillet GmbH & Co. KG owns 50% and an unaffiliated party owns 50%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
      SUBSIDIARIES OF HEINRICH GILLET GMBH & CO. KG (GERMANY)
         Exhaust Systems Technology Limited (United Kingdom)................................................         0.01 %
            (Heinrich Gillet GmbH & Co. KG owns 0.01% and Gillet Torsmaskiner
            UK Limited owns 99.99%)
         Gillet-Abgassysteme Zickau Gmbh (Germany)..........................................................       100
            Elagest AB (Sweden).............................................................................        50
               (Gillet-Abgassysteme Zickau GmbH owns 50% and an
               unaffiliated party owns 50%)
         Mastra-Gillet Industria e Comercio Ltda. (Brazil)..................................................        50
            (Heinrich Gillet GmbH & Co. KG owns 50% and Mastra Industria e
            Comercio Ltda., an unaffiliated company, owns 50%)
         Montagewerk Abgastechnik Emden GmbH (Germany)......................................................        50
            (Heinrich Gillet GmbH & Co. KG owns 50% and an unaffiliated party owns 50%)
      Tenneco Automotive Deutschland GmbH (Germany).........................................................       100
      Walker Gillet (Europe) GmbH (Germany).................................................................       100